UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2013

PURE BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14468	33-0530289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Gillespie Way El Cajon, California		92020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (619) 596-8600

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On April 24, 2013, Pure Bioscience, Inc. (the “Company”) completed the second closing of a private placement pursuant to which it sold 500,000 shares of its common stock and a warrant (the “Warrant”) to purchase an aggregate of 250,000 shares of the Company’s common stock.  The shares were sold at a per share purchase price of $0.40, resulting in approximately $200,000 in aggregate proceeds to the Company.  The Warrant has a three-year term, becomes exercisable six months after the date of issuance, and has an exercise price of $0.65 per share.

As part of this financing, the Company granted certain registration rights, under which the Company agreed to file a registration statement covering the resale of the shares of common stock sold in this financing, as well as those shares issuable upon exercise of the Warrant, within forty-five days of the closing date.

The shares of common stock and the Warrant were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws, based on the lack of any general solicitation or advertising in connection with the sale of the securities; the representation of each investor to the Company that it is an accredited investor (as that term is defined in Rule 501 of Regulation D) and that it is purchasing the securities for its own account and without a view to distribute them.  The securities may not be offered or sold in the United States without an effective registration statement or pursuant to an exemption from applicable registration requirements.

A complete copy of the form of Warrant, the Securities Purchase Agreement and the Registration Rights Side Letter Agreement are attached hereto as Exhibits 4.1, 10.1, and 10.2, respectively, and are incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 in its entirety.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Common Stock Purchase Warrant.*
10.1	Securities Purchase Agreement, dated as of April 24, 2013, between Pure Bioscience, Inc. and each purchaser identified on the signature pages thereto.
10.2	Registration Rights Side Letter Agreement, dated as of April 23, 2013, between Pure Bioscience, Inc. and Sentinel Capital Solutions, Inc.

*           Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOSCIENCE, INC.

Dated: April 30, 2013	By: /s/ Michael L. Krall
Michael L. Krall
President, Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Common Stock Purchase Warrant.*
10.1	Securities Purchase Agreement, dated as of April 24, 2013, between Pure Bioscience, Inc. and each purchaser identified on the signature pages thereto.
10.2	Registration Rights Side Letter Agreement, dated as of April 23, 2013, between Pure Bioscience, Inc. and Sentinel Capital Solutions, Inc.

*           Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2013.